UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2025

Infinite Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Sully’s Trail, Suite 202, Pittsford, New York	14534
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-0610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 13, 2025, Freed Maxick P.C. (“Freed”) resigned from the relationship with Infinite Group, Inc. (the “Company”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, there were no “disagreements” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) between the Company and Freed on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Freed, would have caused Freed to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements.During this same period, Freed advised the Company that there were no material weaknesses in the Company’s internal control over financial reporting. There were no other “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K). Freed’s audit reports for the two most recent fiscal years ended December 31, 2024 and 2023 contained an explanatory paragraph about the existence of substantial doubt concerning the Company’s ability to continue as a going concern. The decision to replace Freed was approved by the Audit Committee of the Board of Directors of the Company.

The Company provided Freed with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that Freed furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Freed’s letter, dated November 19, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective November 18, 2025, the Company appointed M&K CPAS, PLLC (“M&K”) as its new independent registered public accounting firm. M&K has been retained to audit the Company’s financial statements as of and for the fiscal year ended December 31, 2025, and to perform reviews of the Company’s interim financial statements for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025.

During the two most recent fiscal years and through November 18, 2025, the Company has not consulted with M&K regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
Exhibit No.	Description
16.1	Letter from Freed Maxick P.C., dated November 19, 2025, to the U.S. Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinite Group, Inc.

Date: November 19, 2025	By:	/s/ James Villa
James Villa
Chief Executive Officer

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